Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On September 14, 2007, Telanetix, Inc. ("Telanetix") completed its acquisition of AccessLine Holdings, Inc. ("AccessLine"). The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the completed acquisition, which was accounted for as a purchase.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2007, and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005, are presented herein. The unaudited pro forma condensed consolidated balance sheet was prepared using the historical balance sheets of Telanetix and AccessLine as of June 30, 2007. The unaudited pro forma condensed consolidated statements of operations were prepared using the historical statements of operations of Telanetix and AccessLine for the six months ended June 30, 2007 and for the years ended December 31, 2006 and 2005.

The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if it had been completed on June 30, 2007, and consolidates the unaudited condensed balance sheets of Telanetix and AccessLine. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2007 and for the years ended December 31, 2006 and 2005 give effect to the acquisition as if it had occurred on January 1, 2005.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed consolidated financial statements, and the accompanying notes, are based upon the respective historical consolidated financial statements of Telanetix and AccessLine, and should be read in conjunction with Telanetix's historical financial statements and related notes, Telanetix's "Management's Discussion and Analysis of Financial Condition and Results of Operation" contained in Telanetix's Annual Report on Form 10-K for the year ended December 31, 2006, and AccessLine’s financial statements presented herein.

Telanetix, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2007

	Telanetix	AccessLine	Pro forma adjustments		Pro forma combined

ASSETS
Current Assets:
Cash	$2,023,569	$1,120,312	$5,176,960	(a)	$8,320,841
Accounts receivable, net	978,422	1,518,073	-		2,496,495
Inventory	410,397	-	-		410,397
Prepaid expenses and other current assets	69,465	314,697	-		384,162
Total current assets	3,481,853	2,953,082	5,176,960		11,611,895

Property and equipment, net	163,764	5,180,564	-		5,344,328

Restricted cash	-	120,000	-		120,000
Deposits	15,632	195,172	-		210,804
Deferred financing costs, net	187,193	-	437,500	(b)	624,693
Intangible assets, net	726,000	-	20,000,000	(c)	20,726,000
Goodwill	904,643	-	4,056,293	(c)	4,960,936

Total assets	$5,479,085	$8,448,818	$29,670,753		$43,598,656

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$809,030	$1,777,777	$-		$2,586,807
Accrued liabilities	401,869	2,061,042	-		2,462,911
Line of credit	418,293	-	-		418,293
Deferred revenue	218,794	-	-		218,794
Deferred compensation, current portion	481,692	-	-		481,692
Current portion of long-term debt, net	-	2,278,447	(2,278,447)	(d)	-
Current portion of capital lease obligations	-	1,110,402	-		1,110,402
Convertible debentures, current portion, net	1,583,386	-	2,511,500	(e)	4,094,886
Warrant liabilities	4,462,357	-	3,309,875	(e)	7,772,232
Total current liabilities	8,375,421	7,227,668	3,542,928		19,146,017

Convertible notes payable, net	-	22,499,479	(22,499,479)	(d)	-
Capital lease obligations, net	-	1,637,508	-		1,637,508
Long-term debt, net	-	5,388,346	(5,388,346)	(d)	-
Convertible debentures, less current portion, net	1,066,858	-	2,511,500	(e)	3,578,358
Mandatorily redeemable preferred stock		6,801,758	(6,801,758)	(d)	-
Deferred compensation	481,692	-	-		481,692
Total liabilities	9,923,971	43,554,759	(28,635,155)		24,843,575

Mandatorily redeemable preferred stock	-	87,871,017	(87,871,017)	(d)	-

Stockholders' equity (deficit)
Preferred stock	-	-	1	(e)	1
Common stock	1,658	58,177	(57,783)	(f)	2,052
Additional paid in capital	12,212,951	6,915,736	18,121,803	(g)	37,250,490
Warrants	10,000	-	-		10,000
Accumulated deficit	(16,669,495)	(129,950,871)	128,112,904	(h)	(18,507,462)
Total stockholders' equity (deficit)	(4,444,886)	(122,976,958)	146,176,925		18,755,081

Total liabilities and stockholders' equity (deficit)	$5,479,085	$8,448,818	$29,670,753		$43,598,656

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Telanetix, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the six months ended June 30, 2007

	Telanetix	AccessLine	Pro forma Adjustments		Pro forma Combined

Net sales	$2,507,341	$12,531,424	-		$15,038,765
Cost of sales	1,649,301	5,533,277	-		7,182,578
Gross profit	858,040	6,998,147	-		7,856,187

Operating expenses:
Selling, general and administrative	2,653,702	4,462,179	-		7,115,881
Research and development	388,903	3,133,037	-		3,521,940
Depreciation and amortization	32,744	1,401,889	-		1,434,633
Amortization of intangible assets	4,000	-	1,800,000	(i)	1,804,000
Total operating expenses	3,079,349	8,997,105	1,800,000		13,876,454

Operating loss	(2,221,309)	(1,998,958)	(1,800,000)		(6,020,267)

Other income (expense):
Interest income	22,644	36,178	-		58,822
Interest expense	(1,089,268)	(1,527,422)	1,391,914	(j)	(1,224,776)
Change in fair value of warrant liabilities	(3,368,129)	-	-		(3,368,129)
Total other income (expense)	(4,434,753)	(1,491,244)	1,391,914		(4,534,083)

Net loss	(6,656,062)	(3,490,202)	(408,086)		(10,554,350)

Preferred stock dividends and accretion	-	(2,938,557)	2,192,890	(j)	(745,667)

Net loss applicable to common stockholders	$(6,656,062)	$(6,428,759)	$1,784,804		$(11,300,017)

Net loss per share - basic and diluted	$(0.42)				$(0.57)

Weighted average shares outstanding -
basic and diluted	15,887,917				19,827,482

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Telanetix, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2006

	Telanetix	AccessLine	Pro forma Adjustments		Pro forma Combined

Net sales	$1,311,494	$24,258,405	-		$25,569,899
Cost of sales	476,130	10,093,791	-		10,569,921
Gross profit	835,364	14,164,614	-		14,999,978

Operating expenses:
Selling, general and administrative	3,405,738	8,085,185	-		11,490,923
Research and development	382,210	5,497,670	-		5,879,880
Depreciation and amortization	85,711	3,087,680	-		3,173,391
Amortization of intangible assets	-	-	3,600,000	(i)	3,600,000
Total operating expenses	3,873,659	16,670,535	3,600,000		24,144,194

Operating loss	(3,038,295)	(2,505,921)	(3,600,000)		(9,144,216)

Other income (expense):
Interest income	3,009	173,286	-		176,295
Interest expense	(83,770)	(6,579,971)	6,070,486	(j)	(593,255)
Total other income (expense)	(80,761)	(6,406,685)	6,070,486		(416,960)

Net loss	(3,119,056)	(8,912,606)	2,470,486		(9,561,176)

Preferred stock dividends and accretion	-	(5,877,111)	4,385,778	(j)	(1,491,333)

Net loss applicable to common stockholders	$(3,119,056)	$(14,789,717)	$6,856,264		$(11,052,509)

Net loss per share - basic and diluted	$(0.22)				$(0.60)

Weighted average shares outstanding -
basic and diluted	14,470,075				18,498,406

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Telanetix, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2005

	Telanetix	AccessLine	Pro forma Adjustments		Pro forma Combined

Net sales	$103,346	$21,744,626	-		$21,847,972
Cost of sales	58,541	9,722,988	-		9,781,529
Gross profit	44,805	12,021,638	-		12,066,443

Operating expenses:
Selling, general and administrative	1,798,338	8,094,903	-		9,893,241
Research and development	235,849	4,672,789	-		4,908,638
Depreciation and amortization	91,159	3,674,264	-		3,765,423
Amortization of intangible assets	-	-	3,600,000	(i)	3,600,000
Total operating expenses	2,125,346	16,441,956	3,600,000		22,167,302

Operating loss	(2,080,541)	(4,420,318)	(3,600,000)		(10,100,859)

Other income (expense):
Interest income	763	184,442	-		185,205
Interest expense	(59,645)	(5,049,952)	4,705,828	(j)	(403,769)
Total other income (expense)	(58,882)	(4,865,510)	4,705,828		(218,564)

Net loss	(2,139,423)	(9,285,828)	1,105,828		(10,319,423)

Preferred stock dividends and accretion	-	(5,905,389)	4,414,056	(j)	(1,491,333)

Net loss applicable to common stockholders	$(2,139,423)	$(15,191,217)	$5,519,884		$(11,810,756)

Net loss per share - basic and diluted	$(0.26)				$(0.96)

Weighted average shares outstanding -
basic and diluted	8,326,061				12,256,147

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Telanetix, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1.                      Basis of Presentation

The unaudited pro forma condensed consolidated statements of operations of Telanetix, Inc. (“Telanetix”) for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005 give effect to the acquisition of AccessLine Holdings Inc. ("AccessLine") as if it had been completed on January 1, 2005. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2007 gives effect to the acquisition of AccessLine as if it had occurred on June 30, 2007.

The unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet were derived by adjusting Telanetix’s historical financial statements for the acquisition of AccessLine. The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations are provided for informational purposes only and should not be construed to be indicative of Telanetix’s financial position or results of operations had the transaction been consummated on the dates indicated and do not project Telanetix’s financial position or results of operations for any future period or date.

The unaudited pro forma condensed consolidated balance sheet and unaudited condensed consolidated statements of operations and accompanying notes should be read in conjunction with Telanetix’s historical financial statements and related notes, Telanetix’s “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained in Telanetix’s Annual Report on Form 10-KSB for the year ended December 31, 2006, and AccessLine’s financial statements presented herein.

Note 2.                      Preliminary Purchase Price

The unaudited pro forma condensed consolidated financial statements reflect a purchase price of $25,918,382. Telanetix paid $11,735,948 of the purchase price in cash, and paid the remainder of the purchase price through the issuance of 3,939,565 shares of Telanetix common stock valued at $3.60, which is the volume weighted average closing price per share of such common stock for the 10 trading days through August 29, 2007.

The preliminary purchase price allocation as of June 30, 2007, subject to change pending completion of the final valuation and analysis, is as follows:

Tangible assets	$8,448,818
Goodwill	4,056,293
Developed technology	13,000,000
Trade name	2,000,000
Customer relationships	2,000,000
Workforce	3,000,000
Total assets acquired	32,505,111
Liabilities assumed	(6,586,729)
Net assets acquired	$25,918,382

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired. Developed technology is being amortized on a straight-line basis over five years. Workforce is being amortized on a straight-line basis over three years.

Note 3.                      Pro Forma Adjustments

The following pro forma adjustments are based upon management’s preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

(a)
Represents the net effect of funds raised by Telanetix in its August 2007 private placement transactions ($18,750,875), less funds used for the acquisition ($11,735,948), less funds used for acquisition costs ($1,837,967).

(b)	Represents deferred financing costs related to a Telanetix private placement transaction in August 2007.

(c)
Represents $4,056,293 of goodwill and $20,000,000 of other intangible assets resulting from the transaction, as if the acquisition had been completed on June 30, 2007. The final valuation of the purchase price allocation between goodwill and identifiable intangible assets has not yet been completed. These amounts represent Telanetix’s best estimates and are subject to change pending completion of the final valuation and analysis..

(d)	Represents the elimination of AccessLine’s long-term debt obligations, convertible notes payable obligations, and mandatorily redeemable preferred stock obligations.

(e)	Represents the effect of the Telanetix private placement transactions in August 2007.

(f)
Represents the net effect of the elimination of AccessLine’s common stock par value ($58,177) and the issuance of 3,939,565 shares of Telanetix’s common stock in connection with the acquisition of AccessLine at par value ($394).

(g)
Represents the net effect of Telanetix’s August 2007 private placements ($10,855,499), issuance of 3,939,565 shares of Telanetix’s common stock valued at $3.60 per share ($14,182,040), and the elimination of AccessLine’s additional paid in capital ($6,915,736).

(h)	Represents the net effect of eliminating AccessLine’s accumulated deficit ($129,950,871) and recording acquisition related expenses ($1,837,967).

(i)
Represents amortization of the acquired intangible assets resulting from the transaction, as if the acquisition has been completed on January 1, 2005. Additionally, amortization expense will vary from amounts presented when the final valuation related to the AccessLine acquisition is completed, and the allocation between goodwill and identifiable assets is recorded.

(j)	Represents the elimination of interest expense related to AccessLine’s long term debt and convertible notes payable; and elimination of dividends and accretion related to AccessLine’s preferred stock.